AAM/HIMCO Short Duration Fund (the “Fund”)
Class A (ASDAX)
Class C (ASDCX)
Class I (ASDIX)
A series of Investment Managers Series Trust

Supplement dated August 13, 2014 to the
Prospectus and the Summary Prospectus dated June 30, 2014

The following information supplements and/or amends any inconsistent information in the Prospectus and Summary Prospectus:

SUMMARY SECTION

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in securities that the Fund’s sub-advisor considers to be attractive, based on current and historical yield and total return. The Fund normally invests at least 65% of its total assets in “investment grade” securities. The Fund may invest up to 35% of its total assets in non-investment grade securities (often called “junk bonds”), as well as bank loans and loan participation interests. The Fund has an investment policy whereby at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested, under normal circumstances, in fixed income instruments. This policy may be changed by the Board of Trustees without shareholder approval. The Fund will normally maintain a dollar weighted average duration of less than 3 years and an average maturity (as measured by a weighted average life calculation) of less than 3 years. The weighted average life of the Fund is the average time to receipt of principal of each security weighted by such security’s respective contribution to the total market value of the Fund, including principal and accrued interest. The Fund’s permitted investments include, but are not limited to, corporate securities, commercial mortgage-backed securities, asset-backed securities, mortgage related securities, sovereign debt securities, emerging market securities and securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Fund may also invest up to 25% of its total assets in the securities of foreign issuers, and may trade securities actively. The Fund’s investments will be U.S. dollar denominated. The Fund may utilize derivatives, such as swaps, futures and options for hedging purposes.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in securities that the Sub-Advisor considers to be attractive, based on current and historical yield and total return. The Fund normally invests at least 65% of its total assets in “investment grade” securities. The Fund may invest up to 35% of its total assets in non-investment grade securities (often called “junk bonds”), as well as bank loans and loan participation interests. The Fund has an investment policy whereby at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested, under normal circumstances, in fixed income instruments. This policy may be changed by the Board of Trustees without shareholder approval. The Fund will normally maintain a dollar weighted average duration of less than 3 years and an average maturity (as measured by a weighted average life calculation) of less than 3 years. The weighted average life of the Fund is the average time to receipt of principal of each security weighted by such security's respective contribution to the total market value of the Fund, including principal and accrued interest. The Fund’s permitted investments include, but are not limited to, corporate securities, commercial mortgage-backed securities, asset-backed securities, mortgage related securities, sovereign debt securities, emerging market securities and securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Fund may also invest up to 25% of its total assets in the securities of foreign issuers, and may trade securities actively. The Fund’s investments will be U.S. dollar denominated. The Fund may utilize derivatives, such as swaps, futures and options for hedging purposes.

Please file this Prospectus Supplement with your records.